UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 22, 2016

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33710	06-1393453
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1621 Fiske Place
Oxnard, California	93033
(Address of Principal Executive Offices)	(Zip Code)

(805) 639-9458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendment to Articles of Incorporation or By-laws; Change in Fiscal Year.

On July 21, 2016, Clean Diesel Technologies, Inc. filed a Certificate of Amendment to its Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to effect a one-for-five reverse stock split of our common stock, par value $0.01 per share (the “Reverse Stock Split”). The amendment became effective as of 5:00 p.m. Eastern Time on July 22, 2016.

As previously described in our definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2016, the Company held its Annual Meeting of Stockholders on May 25, 2016, at which meeting the stockholders approved the amendment of our Restated Certificate of Incorporation to effect the Reverse Stock Split and to proportionately reduce the total number of shares authorized under our Restated Certificate of Incorporation from 100 million to 20 million.

As a result of the Reverse Stock Split, every five (5) shares of our issued and outstanding common stock were combined and reclassified into one (1) share of our common stock, which began trading on a split-adjusted basis on the NASDAQ Capital Market on July 25, 2016 with a new CUSIP number of 18449C500. The Reverse Stock Split did not change the par value of our common stock.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would have been entitled to receive a fractional share in connection with the Reverse Stock Split will receive a cash payment in lieu thereof.

Our transfer agent, American Stock Transfer & Trust Company, is acting as exchange agent for the Reverse Stock Split and will send instructions to stockholders of record regarding the exchange of pre-split certificates for common stock.

On July 22, 2016, we also issued a press release with respect to the Reverse Stock Split described herein.

The Certificate of Amendment to our Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated herein by reference. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

3.1                               Certificate of Amendment to the Restated Certificate of Incorporation of Clean Diesel Technologies, Inc.

99.1                        Press release dated July 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2016	CLEAN DIESEL TECHNOLOGIES, INC.

	By:	/s/ Matthew Beale
Matthew Beale
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Clean Diesel Technologies, Inc.

99.1	Press release dated July 22, 2016.